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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934


                        Date of Report: November 15, 1996


                             ASA INTERNATIONAL, LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  0-14741                     02-0398205
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(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


            10 Speen Street, Framingham, Massachusetts           01701
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            (Address of Principal Executive Offices)           (Zip Code)


        Registrant's Telephone Number Including Area Code: (508) 626-2727
                                                           --------------

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                                TABLE OF CONTENTS

                                    FORM 8-K

                                November 15, 1996

Item                                                                     Page
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Item 5.      Other Event                                                   1

Item 7.      Exhibits                                                      1

Signatures                                                                 2

Exhibits                                                                 E-1



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Item 5.  Other Event
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         ASA International Ltd. (the "Company") announced today that it completed the acquisition of substantially all of the tangible and intangible assets of Progressive Computer Systems, Inc. ("Progressive"), a Washington corporation based in Kirkland, Washington. The Company acquired Progressive from the Liquidating Receiver of the Superior Court of Washington for King County. The total cash consideration paid by the Company was approximately $355,000.

Item 7.  Exhibits
         --------

         The following exhibits are filed herewith:

Exhibit
  No.                                   Title
-------                                 -----

  2(a) First Amendment to the Asset Purchase Agreement (the "Purchase Agreement") by and between the Company and Progressive dated October 18, 1996.

  2(b)       Second Amendment to the Purchase Agreement dated November 15, 1996.



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                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ASA International, Ltd.



                                            By: /s/ Terrence C. McCarthy
                                                --------------------------------
                                                Terrence C. McCarthy
                                                Vice President and Controller

Date:  November 27, 1996




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